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                                                                   EXHIBIT 10.11

                               EXTENSION AGREEMENT


BORROWER:         SYNQUEST, INC.
ADDRESS:          3500 PARKWAY LANE, SUITE 555
                  NORCROSS, GEORGIA 30092

DATE:             MAY 20, 1998


                  THIS EXTENSION AGREEMENT (this "Agreement") is entered into between GREYROCK BUSINESS CREDIT, a Division of NationsCredit Commercial Corporation ("GBC"), whose address is 10880 Wilshire Boulevard, Suite 950, Los Angeles, California 90024, and the Borrower named above ("Borrower").

                  GBC and Borrower agree to amend and supplement the Loan and Security Agreement between them, dated July 10, 1996, as amended (as amended, the "Loan Agreement"), as follows. (This Agreement, the Loan Agreement, any prior written amendments to the Loan Agreement signed by GBC and Borrower, and all other written documents and agreements between GBC and Borrower, are referred to herein collectively as the "Loan Documents." Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Loan Agreement.)

                  1. Extension. The date "July 31, 1998" in Section 4 of the Schedule to Loan Agreement is hereby deleted and replaced with the date "July 31, 1999".

                  2. Credit Limit Increase and Overadvance Subline Increase.
Section 1 of the Schedule to Loan and Security Agreement is amended in its entirety to read as follows:



1.  CREDIT LIMIT           An amount not to exceed the lesser of: (i)
    (Section 1.1):         $25,000,000 at any one time outstanding; or (ii) an
                           amount equal to the sum of the following: (A) 80% of the amount of Borrower's Eligible Receivables (as defined in Section 8 above) and the Eligible
                           Receivables of Bender Consulting, Inc. ("BCI"), plus
                           (B) until October 31, 1998, the Overadvance
                           Commitment (as defined below), plus (C) the amount from time to time outstanding under the Term Loan in the original principal amount of $5,000,000 made by GBC to Borrower.

                           For purposes of this Agreement, the following provisions shall apply so long as Loans are being made hereunder with respect to any Receivables of
                           BCI:


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                           (1) all representations and warranties of BCI made in
                           the Security Agreement dated June 16, 1997 (the "Security Agreement"), between BCI and GBC, relating to any Receivable of BCI with respect to which any Loan is requested by Borrower, including the representations set forth in Section 2.12 of the Security Agreement, shall be true and correct on the date any such Loan is made; and

                           (2) Borrower shall, or shall cause BCI to, provide GBC with the daily reporting of transactions and daily schedules and assignments of BCI's Receivables and schedules of collections, as called for by
                           Section 4.3 hereof with respect to Borrower's Receivables, and Borrower shall deliver, or cause BCI to deliver, all proceeds of BCI's Receivables to GBC, within one business day after receipt, as called for by Sections 4.4 and 5.4 hereof with respect to Borrower's Receivables.

                           As used in this Schedule, the terms "Receivables" and "Eligible Receivables" (as defined in Section 8) shall be deemed to include a reference to BCI in each place in such definitions in which a reference to Borrower is made.

                           As used herein, the "Overadvance Commitment" means an amount of up to $15,000,000 at any one time. All Loans made under the Overadvance Commitment shall be due and payable at the close of business on October 31, 1998.

                  3. Fee. In consideration of GBC entering into this Agreement, Borrower shall concurrently pay GBC a fee in the amount of $100,000, which shall be non-refundable and in addition to all interest and other fees payable to GBC under the Loan Documents. GBC is authorized to charge said fee to Borrower's loan account.

                  4. Representations True. To induce GBC to enter into this Agreement, Borrower hereby confirms and restates, as of the date hereof, the representations and warranties made by it in Section 3 of the Loan Agreement. For the purposes of this Section 4 each reference in Section 3 of the Loan Agreement to "this Agreement," and the words "hereof," "herein," "hereunder," or words of like import in such Section, shall mean and be a reference to the Loan Agreement as amended by this Agreement.

                  5. General Provisions. GBC's execution and delivery of, or acceptance of, this Agreement and any other documents and instruments in connection herewith shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future. This Agreement, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior


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discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended and supplemented, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed. This Agreement forms part of the Loan Agreement and the terms of the Loan Agreement are incorporated herein by reference.

BORROWER:                                   GBC:

SYNQUEST, INC.                              GREYROCK BUSINESS CREDIT,
                                            A DIVISION OF NATIONSCREDIT
                                            COMMERCIAL CORPORATION

By: /s/ John Bartels                        By: Lisa Nagano
   --------------------------------            --------------------------------
President or Vice President                 Title: Senior Vice President
                                                  -----------------------------


By: /s/ Mark R. Simcoe
   --------------------------------
Secretary or Ass't Secretary


CONSENT AND AGREEMENT OF GUARANTOR

                  The undersigned, in its capacity as guarantor, acknowledges that its consent to the foregoing Extension Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Extension Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto (subject to the terms of the Continuing Guaranty executed by the undersigned in GBC's favor and dated June 16, 1997 (the "Continuing Guaranty"), as such Continuing Guaranty may be amended from time to time), and any termination thereof, and to any and all other present and future documents and agreements by or between Borrower and GBC. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty of the undersigned or that certain Security Agreement executed by the undersigned in GBC's favor and dated June 16, 1997, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

GUARANTOR:

BENDER CONSULTING, INC.


By: /s/ Joseph Trino
   --------------------------------
President or Vice President

By: /s/ Mark R. Simcoe
   --------------------------------
Secretary of Ass't Secretary


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